EQUIFAX INC.

                            Securities

             UNDERWRITING AGREEMENT BASIC PROVISIONS

                                                   ________, 199_


           1. INTRODUCTORY. Equifax Inc., a Georgia corporation (the "Company"), proposes to issue and sell from time to time its unsecured debt securities, consisting of debentures, notes and other unsecured evidences of indebtedness in one or more series ("Debt Securities"), (ii) shares of preferred stock, par value $.01 per share, in one or more series, (iii) shares of common stock, $1.25 par value, (iv) shares of preferred stock represented by depositary shares ("Depositary Shares"), and (v) warrants (the "Warrants") to purchase Debt Securities, preferred stock, common stock or Depositary Shares, all of which (together with any securities issuable upon conversion, exchange or exercise of any of thereof) have been registered under the registration statement referred to in Section 2(a) (such Debt Securities, preferred stock, common stock, Depositary Shares and Warrants (together with any securities issuable upon conversion, exchange or exercise of any of thereof) are herein collectively called "Registered Securities"). If so specified in a Terms Agreement (as hereinafter defined) referred to in Section 3, the Company proposes to grant to the underwriters an option to purchase up to the amount of Registered Securities specified in such Terms Agreement (the "Option Securities"). Debt Securities will be issued under one or more indentures (as amended or supplemented from time to time, an "Indenture" and collectively, the "Indentures"), more particularly described in a Terms Agreement, between the Company and the trustee named therein (the "Trustee"), in one or more series, which series may vary as to interest rates, maturities, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Debt Securities being determined at the time of sale. The preferred stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of sale. Additional representations, warranties, covenants, conditions and other terms related to any issue of Depositary Shares or Warrants (and any securities issuable upon conversion, exchange or exercise thereof) will be set forth in the Terms Agreement applicable thereto. The Registered Securities will be sold pursuant to a Terms Agreement, for resale in accordance with terms of offering determined at the time of sale.

          The Registered Securities (including, without limitation, any Option Securities) involved in any such offering are hereinafter referred to as the "Securities." The firm or firms which agree to purchase the Securities are hereinafter referred to as the "Underwriters" of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement, shall mean the Underwriters.

           2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
The Company represents and warrants as of the date of this Agreement as follows:

               A registration statement on Form S-3 (File No. 333-________) with respect to the Registered Securities (i) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and (ii) has been filed with the Commission under the Securities Act. Such registration statement has become effective under the Securities Act. If any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Representatives. As used in this Agreement, "Effective Time" means the respective date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the respective applicable date of the Effective Time. As provided in Section 4(a), a prospectus supplement relating to the Securities, the terms of the offering thereof and the other manners set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act. In addition, a preliminary prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof, and the other matters set forth therein also may be prepared and filed pursuant to Rule 424 under the Securities Act. Such prospectus supplement, in the form filed on or after the date of this Agreement pursuant to Rule 424, is referred to in this Agreement as the "Prospectus Supplement", and any such preliminary prospectus supplement in the form filed after the date of this Agreement pursuant to Rule 424 is referred to as the "Preliminary Prospectus Supplement." Any prospectus accompanied by a Preliminary Prospectus Supplement is referred to in this Agreement, collectively with such Preliminary Prospectus Supplement, as a "Preliminary Prospectus." The registration statement referred to in this Section 2(a), as amended at the time of execution and delivery of the Terms Agreement, including the exhibits thereto (but excluding the Statement of Qualification and Eligibility ("Form T-1")) and the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents") and the information, if any, deemed to be a part of the registration statement pursuant to Rule 430A(b) under the Securities Act, is called the "Registration Statement"; and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is called the "Prospectus", except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the Incorporated Documents. Notwithstanding the foregoing, any prospectus supplement prepared or filed with respect to an offering pursuant to the Registration Statement of securities other than the Securities shall not be deemed to have supplemented the Prospectus. The Commission has not issued any order suspending the effectiveness of the Registration Statement, and no such stop order has been initiated or threatened by the Commission.

          (b) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the applicable Terms Agreement, and at the time of filing of the Prospectus pursuant to Rule 424(b) under the Securities Act, the Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on the Effective Date and the Closing Date, respectively, the Indenture, if any, described in the Terms Agreement conformed and will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations thereunder; provided that no representation or warranty is made as to
     (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein or (ii) that part of the Registration Statement which shall constitute the Form T-1 under the Trust Indenture Act.

          (c) Arthur Andersen LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

          (e) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company.

          (f) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or
     (ii) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Securities and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          (g) All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The common stock and preferred stock, if any, described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable and will not be issued in violation of or be subject to any preemptive rights. The Company had, at ________, 199__, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The common stock and the preferred stock, if any, described in the Terms Agreement conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (h) Each of the Company and each of its subsidiaries (as defined in Rule 405 of the Rules and Regulations) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the
     Prospectus.   All of the issued shares of capital stock of
     each significant subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities, claims, security interests, restrictions on transfer, shareholders agreements, voting trusts or other defects in title. None of the subsidiaries of the Company, other than those so identified in the Terms Agreement, is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (i) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (j) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, the Terms Agreement (including this Agreement) and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with the Terms Agreement (including this Agreement), the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable; no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities as contemplated herein or the issuance of the shares of common stock upon conversion of the Securities; and the Debt Securities and the Indenture, if any, described in the Terms Agreement and the capital stock of the Company, if any issuable upon conversion of such Debt Securities, will conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (k) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries which would reasonably be expected to result in any material adverse change or any development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or net worth or results of operations of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Prospectus; and to the actual knowledge of the Company, no such proceedings are threatened by governmental authorities or by others.

          (l) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

          (m) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement and Prospectus present fairly the information required to be stated therein.

          (n) Except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Securities contemplated in the Terms Agreement. Immediately after the sale of the Securities by the Company under the Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company under the Terms Agreement and of any other securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement.

          (q) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (r) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any other party, is now, or is reasonably expected by the Company or any of its subsidiaries to be, (i) in violation or breach of, or default (disregarding any grace or notice provision) with respect to any material provision of any contract, agreement, instrument, lease, license, policy, arrangement, or understanding to which the Company or any of its subsidiaries is a party, or (ii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, which violation, breach or default or violations, breaches or defaults, in the case of clause (i) or (ii), singly or in the aggregate has, or would reasonably be expected in the future to have, a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole; and each such contract, agreement, instrument, lease, license, policy, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or its subsidiaries, as the case may be, and to the Company's knowledge, the other parties thereto, and is enforceable as to the Company or its subsidiaries, as the case may be, and to the Company's knowledge, the other parties thereto in accordance with its terms subject, as to enforceability, to applicable bankruptcy, reorganization, moratorium or other similar laws of general application affecting the rights of creditors generally, except where such failure to be in full force and effect or to be a legal, valid and binding obligation or to be enforceable, as the case may be, has not had, or would not reasonably be expected in the future to have, a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole.

          (s) The Company has no reason to believe that the Company and each of its subsidiaries do not own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses in the manner described in the Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with any such rights of others.

          (t) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

          (u) Except as described in the Prospectus, since the date as of which information is given in the Prospectus, the Company has not (i) issued or granted any rights to acquire any securities (other than pursuant to employee benefit plans or other compensation plans existing on the date of the Terms Agreement) or (ii) declared or paid any dividend on its capital stock other than regular quarterly cash dividends.

          (v) Neither the Company, nor any of its subsidiaries, is, nor upon consummation of the transactions contemplated hereby will be, required to register as, or be subject to regulation as, an "investment company" under the Investment Company Act of 1940.

          (w) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          3. PURCHASE AND OFFERING OF THE SECURITIES BY THE UNDERWRITERS. The obligation of the Underwriters to purchase the Securities will be evidenced by an exchange of written communications (including, without limitation, facsimile transmissions) ("Terms Agreement") at each time the Company determines to sell the Securities. Unless otherwise agreed by the parties thereto, each Terms Agreement will be in the form of Annex II(A) or (B) attached hereto and will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Securities and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery and payment (such time and date being herein and in the Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of any public offering that should be reflected in the Prospectus Supplement relating to the offering of the Securities. The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. Debt Securities, if any, delivered to the Underwriters on the Closing Date will be in definitive fully registered form, in such denominations and registered in such names as the Underwriters may request.

          If specified in a Terms Agreement, on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company grants an option to the several Underwriters to purchase, severally and not jointly, up to that amount of the Option Securities as shall be specified in the Terms Agreement from the Company at the same price as the Underwriters shall pay for the Securities which the Underwriters are committed to purchase on the Closing Date (the "Firm Securities"). Said option may be exercised only to cover over-allotments in the sale of the Firm Securities by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the thirtieth day after the date of the Terms Agreement upon written or telegraphic notice by the Representatives to the Company setting forth the amount of the Option Securities as to which the several Underwriters are exercising the option. The amount of Option Securities to be purchased by each Underwriter in connection with each exercise of such option shall be the same percentage of the total amount of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares/units.

          If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be made only with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date, the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the amount of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.
If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate amount of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the amount of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the amount of Contract Securities.

          4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters as follows:

          (a) The Company agrees: (i) to prepare the Prospectus in a form approved by the Representatives and to file such Prospectus, including the Prospectus Supplement, pursuant to Rule 424(b) within the time period prescribed by the Rules and Regulations; (ii) to notify the Representatives, promptly after it receives notice, of the time when the Registration Statement or any amendment thereto becomes effective or promptly after the filing of any supplement or amendment to the Prospectus (other than any Incorporated Document or any amendment or supplement relating to an offering of securities other than the Securities) and to furnish the Representatives with copies thereof; (iii) to notify the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and (iv) not to file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

          (b) If at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and Regulations, or to file under the Exchange Act, so as to comply with the Exchange Act or the Securities Act, any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such misstatement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

          (c) The Company will promptly deliver to the Representatives two signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, as the Representatives may reasonably request.

          (d) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (e) As soon as practicable but no later than 16 months after the date of each Terms Agreement, the Company will make generally available to its securityholders an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158) covering a period of at least twelve months beginning on the first day of the first fiscal quarter of the Company commencing after the later of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement or (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement.

          (f) For the period specified in the Terms Agreement, the Company will not, (A) in the event of an offering of common stock, preferred stock or convertible debt securities, (i) offer for sale, sell or otherwise dispose of, directly or indirectly, any shares of common stock of the Company or permit the registration under the Securities Act of any shares of common stock of the Company (other than the Securities and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans), (ii) sell or grant options, rights or warrants with respect to any shares of common stock of the Company (other than the Securities and the grant of options pursuant to employee benefit plans), or (iii) offer for sale, sell or otherwise dispose of, directly or indirectly, any securities convertible into or, exchangeable or exercisable for common stock of the Company (other than the Securities), without, in any case, the prior written consent of the Representatives; and, (B) in the event of an offering of Debt Securities, between the date of the Terms Agreement and the date of delivery of the Debt Securities, offer for sale, sell or cause to be offered for sale or sold, without the prior written consent of the Representatives, any debt securities which are substantially similar to the Securities.

          (g) During the period, if any, specified in the Terms Agreement after the date of such Terms Agreement, the Company will furnish to the Representatives copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

          (h) The Company will apply the proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

          (i) If the Securities include shares of common stock or securities convertible into shares of common stock, the Company will cause such shares to be listed on the New York Stock
Exchange.

          (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          5.  PAYMENT OF EXPENSES. Whether or not the
transactions contemplated by any Terms Agreement are consummated or such Terms Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company under such Terms Agreement (including the provisions of this Agreement incorporated therein), including without limitation, (i) costs and expenses of preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), any Incorporated Documents and any amendments or supplements thereto the underwriting documents (including this Agreement, and any Agreement Among Underwriters and Selling Agreement) and all other documents related to the public offering of the Securities (including those supplied to the Underwriters in quantities as hereinabove stated); (ii) costs and expenses in connection with the issuance, transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) costs and expenses in connection with the qualification of the Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto; (iv) fees and expenses in connection with listing shares of common stock, and other Securities, if any, on the New York Stock Exchange or other securities exchange, as the case may be; (v) filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD"), if any; (vi) the cost of printing certificates representing the Securities; (vii) the fees paid to rating agencies in connection with the rating of the Securities; (viii) the reasonable fees and disbursements of the Trustee and any transfer agent and their respective counsel; and (ix) all other reasonable costs and expenses incident to the performance of the obligations of the Company under the Terms Agreement (including the provisions of this Agreement).

          6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities as provided herein, shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date of the applicable Terms Agreement and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Securities and the date of delivery, if different, for any Option Securities, to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Simpson Thacher & Bartlett (a partnership which includes professional corporations) ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission to state a material fact, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

          (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 4(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Underwriters' Counsel is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) At the Closing Date, the Representatives shall have received the opinion of Kilpatrick Stockton LLP, counsel for the Company,<F1> dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

[FN]
<F1> Where appropriate, opinions may be divided between Kilpatrick
     Stockton LLP and Bruce S. Richards, Esq., Corporate Vice
     President and General Counsel.

               (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not in the aggregate be reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has the corporate power to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights, and are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

          (ii) The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of the Company are duly and validly authorized and issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights.

          (iii) The shares of common stock and preferred stock, if any, of the Company described in the Terms Agreement have been duly authorized by the Company and, when issued and paid for pursuant to the Terms Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or be subject to any preemptive rights.

          (iv) The Indenture, if any, described in the Terms Agreement has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee under the Indenture) constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

          (v) The Debt Securities, if any, described in the Terms Agreement have been duly authorized by the Company and, when the terms of the Debt Securities and of their issuance and sale have been duly established in accordance with the Indenture, this Agreement and the Terms Agreement, and the Debt Securities have been duly executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for in accordance with this Agreement and the Terms Agreement, the Debt Securities will be duly and validly issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; if any Securities to be issued are convertible, the shares of common stock issuable upon conversion thereof have been duly authorized by the Company, have been duly reserved for issuance upon conversion of the Securities and, when issued upon the conversion of the Securities, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights.

          (vi) The Securities, other than any Contract Securities, the Indenture and the capital stock of the Company conform, and any Contract Securities, when issued, delivered and sold, will conform, in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement and the Prospectus; and the provisions of the contracts, agreements and instruments (as the same may be in effect on the Closing
     Date) summarized in the Prospectus, any supplement thereto or any document incorporated by reference therein, conform in all material respects to the descriptions thereof in the Prospectus, any supplement thereto or any document incorporated by reference therein;

          (vii) The Company has the corporate power to execute, deliver and perform its obligations under the Terms Agreement, this Agreement and any Delayed Delivery Contracts and to consummate the transactions contemplated hereby and thereby, and the Terms Agreement, this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company.

          (viii) There is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party, or to which any property of the Company or any of its subsidiaries is subject, which is pending or, to the best of such counsel's knowledge, threatened against the Company or any of its subsidiaries, which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

          (ix) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company on the Closing Date, do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets may be bound or
     (ii) violate or conflict with any provision of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

          (x) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with the provisions of the Indenture, if any, described in the Terms Agreement and the Securities, including the issuance, sale and delivery of the Securities to be issued, sold and delivered by the Company on the Closing Date, except the registration under the Act of the Securities and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          (xi) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is (i) in violation or breach of, or default (disregarding any grace or notice provision) with respect to any material provision of any contract, agreement, instrument, lease, license or permit known to such counsel to which the Company or any of its subsidiaries is a party, or (ii) in violation of any law, ordinance, governmental rule, regulation or court decree to which the Company or any of its subsidiaries or their respective properties or assets may be subject, which violations, breaches or defaults, in the case of clause (i) or (ii), singly or in the aggregate, have or can reasonably be expected in the future to have, a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole.

          (xii) At the Effective Time, the Registration Statement (including all documents incorporated by reference therein) complied, and on the date of the Terms Agreement, the Prospectus (including all documents incorporated by reference therein) complies, and any further amendments or supplements thereto made by the Company on or prior to the date of such opinion comply (other than, in each case, the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein and the Form T-1 under the Trust Indenture Act, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the applicable rules and regulations under said Acts.

          (xiii) To such counsel's knowledge, there are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been so filed.

          (xiv) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) of the Rules and Regulations have been made.

          (xv) To such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, or, except as described in the Prospectus or Schedule B to the Terms Agreement, to require the Company to file any other registration statement under the Securities Act (other than a registration statement on Form S-8) with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (xvi Neither the Company, nor any of its subsidiaries, is, nor upon consummation of the transactions contemplated hereby will be, required to be registered as, or subject to regulation as, an "investment company" under the Investment Company Act of 1940, as amended.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of Arthur Andersen LLP, the Underwriters and Underwriters' Counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, as of the Effective Time, or, if later, as of the date of the Company's most recent filing of an Annual Report on Form 10-K (including such Annual Report on Form 10-K), contained or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date, as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial or statistical data included or incorporated by reference therein).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in the opinion of such counsel to the Company, the Representatives and they are justified in relying thereon. Counsel for the Company may also state that their opinions set forth in subparagraphs (iv) and (v) above are subject to the qualification that the enforceability of the Company's obligations under the Indenture and the Securities may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Indenture, if any, described in the Terms Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the Terms Agreement and the transactions contemplated hereby and thereby shall be satisfactory in all material respects to the Representatives and Underwriters' Counsel; and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (d) At the Closing Date, the Representatives shall have received a certificate of the [Chief Financial Officer] and the [________] of the Company, dated the Closing Date to the effect that (i) the conditions set forth in subsection (a) of this Section 6 have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in this Agreement are true and correct in all material respects, (iii) as of the Closing Date, all obligations and conditions to be performed or complied with by the Company on or prior thereto have been duly performed or complied with in all material respects, (iv) they have examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the Effective Date, the Registration Statement did not contain an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as of the date of such certificate, the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or Prospectus which has not been set forth in such a supplement or amendment, and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company or its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been a material adverse change or a development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except in each case as described in or contemplated by the Prospectus.

          (e) At the time this Agreement is executed and at the Closing Date, the Representatives shall have received a letter from Arthur Andersen LLP, independent public accountants for the Company, dated, respectively, as of the date of the Terms Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Representatives, in each case of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, and covering such additional financial statement items and procedures (including a review of interim financial statements specified in the American Institute of Certified Public Accountants' Statement on Auditing Standards
No. 71) as the Representatives may reasonably request, and each such letter shall further state:

          (i) whether, with respect to the period subsequent to the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus there have been, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or consolidated long-term indebtedness of the Company or any decrease in the consolidated net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter or during the period from the date of the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total revenues, or in total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and

          (ii) their conclusions with respect to specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and its subsidiaries set forth or incorporated by reference in the Registration Statement and the Prospectus, which have been specified by the Representatives prior to the date of the Terms Agreement.

          (f) Prior to the Closing Date the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (h) At the Closing Date, any shares of common stock included in or issuable upon conversion of the Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Option Securities may be cancelled by the Representatives at, or at any time prior to, the agreed upon date of delivery thereof. Notice of such cancellation shall be given to the Company in writing, or by telephone, telex or telegraph, confirmed in writing.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Underwriters'
Counsel.

          7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any such supplement or amendment in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

          (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter under the Terms Agreement. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this
Section 7). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties.
Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          (d)  In order to provide for contribution in
circumstances in which the indemnification provided for in this
Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this Section 7, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 7(d), (i) in no case shall the liability or responsibility of any Underwriter to indemnify or contribute under this Section 7 exceed the lesser of (x) the underwriting discount or commission applicable to the Securities purchased by such Underwriter under the Terms Agreement, or (y) the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however that such consent was not unreasonably withheld.

          (e) The Underwriters severally confirm that the statements with respect to the public offering of the Securities set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          (f) The agreements contained in Sections 4(e), 4(g), 5 and this Section 7 and the representations and warranties of the Company in Section 2 (as made as of the date of the Terms Agreement incorporating this Agreement) shall survive the delivery of the Securities and shall remain in full force and effect, regardless of any termination or cancellation of the Terms Agreement incorporating the terms of this Agreement or any investigation made by or on behalf of any indemnified party.

          8.  DEFAULT BY AN UNDERWRITER.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Securities under the Terms Agreement, and if the Securities with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of shares or aggregate principal amount, as the case may be, of the Firm Securities or Option Securities, as the case may be, then the Firm Securities or Option Securities, as the case may be, to which the default relates shall be purchased by the non-defaulting Underwriters in the respective proportions which the number of shares or principal amount of Firm Securities set forth opposite their respective names in the schedule attached to the Terms Agreement bears to the aggregate number of shares or aggregate principal amount of Firm Securities set forth opposite the names of all non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the aggregate number of shares or aggregate principal amount, as the case may be, of Firm Securities or Option Securities, as the case may be, the Representatives may in their discretion arrange for the Underwriters or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Securities or Option Securities to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default the Representatives do not arrange for the purchase of the Firm Securities or Option Securities, as the case may be, to which such default relates as provided in this Section 8, the Terms Agreement or, in the case of a default with respect to the Option Securities, the obligations of the Underwriters to purchase and of the Company to sell the Option Securities shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7(a), 7(c) and 7(d) hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Securities or Option Securities to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or date of delivery of the Option Securities, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in the Terms Agreement (including this Agreement) shall include any party substituted under this Section 8 with like effect as if it had originally been a party to the Terms Agreement with respect to such Firm Securities or Option Securities.

          9. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters and the Company contained in the Terms Agreement (including this Agreement), including the agreements contained in
Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Securities and any Option Securities to and by the Underwriters. The representations contained in Section and the agreements contained in Sections 4(e), 4(g), 5, 7, and 10(c) hereof shall survive the termination of this Agreement, including termination pursuant to Section 8 or 10 hereof.

          10.  EFFECTIVE DATE AND TERMINATION.  (a) The
Representatives shall have the right to terminate the Terms
Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Option Securities at any time prior to the agreed upon date of delivery thereof, as the case may be:

          (i) if, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company or its subsidiaries shall have sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been a material adverse change or a development involving a prospective material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except in each case as described in or contemplated by the Prospectus;

          (ii) if (A) any domestic or international event or act or occurrence shall have materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on either such Exchange or the NASDAQ National Market System by either such exchange, by the NASD or by order of the Commission or any other governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by a state or federal authority or any new restriction materially adversely affecting the distribution of the Securities or the Option Securities shall have become effective; or

          (iii) if (A) any downgrading in the rating of the Company's debt securities or preferred stock by any "nationally recognized statistical rating-organization" (as defined for purposes of Rule 436(g) under the Securities
     Act) shall occur, or (B) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock; or

          (iv) if (A) the United States shall become engaged in hostilities or there shall be an escalation of hostilities involving the United States or there shall be a declaration of a national emergency or war by the United States or (B) there shall have been a change in political, financial or economic conditions, and the effect of any such event in (A) or (B) is such as to make it in the sole judgment of the Representatives impracticable or inadvisable to proceed with the offering, sale and delivery of the Securities or the Option Securities on the terms contemplated by the Prospectus.

          (b)  Any notice of termination pursuant to this Section
10 shall be by hand delivery, telephone (confirmed in writing) or facsimile transmission.

          (c) If the Terms Agreement shall be terminated pursuant to any of the provisions thereof or hereof (otherwise than pursuant to Section 8(b) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, upon demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of the Underwriters' Counsel), incurred by the Underwriters in connection herewith.

          11.  NOTICES, ETC.   All communications hereunder,
except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be hand delivered, or sent by facsimile transmission, to such Underwriter, in care of the Representatives at the address specified in the Terms Agreement; if sent to the Company, shall be hand delivered or sent by facsimile transmission to the Company, 1600 Peachtree Street, N.W., Atlanta, Georgia 30309,
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7(c) shall be given to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          12. PARTIES. The Terms Agreement (including the provisions of this Agreement) shall inure to the benefit of and be binding upon the Underwriters and the Company and their
respective successors.   The Terms Agreement (including the
provisions of this Agreement) are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement also shall be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and (B) the indemnity agreement of the Underwriters contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. No purchaser of Securities from any Underwriter shall be deemed to be a successor solely by reason of such purchase.

          13.  GOVERNING LAW. This Agreement and the Terms
Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

          14. DEFINITION OF THE TERM "BUSINESS DAY". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

          15. COUNTERPARTS. The Terms Agreement may be executed in counterparts and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          16. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
                                                          ANNEX I

(Three copies of this Delayed Delivery Contract should be signed and returned to the address shown below so as to arrive not later than 9:00 A.M., New York time, on ________, 19_**.)


                    DELAYED DELIVERY CONTRACT


                                                  [Insert date of
                                                   initial public
                                                   offering]

EQUIFAX INC.
c/o [Name and address
     of Underwriter[s]]

Gentlemen:

          The undersigned hereby agrees to purchase from EQUIFAX INC., a Georgia corporation ("Company"), and the Company agrees to sell to the undersigned. [If one delayed closing, insert -- as of the date hereof, for delivery on ________, 19__ ("Delivery Date").]

          [$]________

principal amount of the Company's [Insert title of securities] ("Securities"), offered by the Company's Prospectus dated ________, 19__ and a Prospectus Supplement dated ________, 19__, relating thereto, receipt of copies of which is hereby acknowledged, at ____% of the principal amount thereof plus accrued interest from ________, 19__, if any, and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").

          [If two or more delayed closings, insert the following:

          The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below.
Securities in the principal amounts set forth below:

Delivery Date                 Principal Amount

__________________            [$]____________

__________________            [$]____________


**/   Insert date which is third full business day prior to
     Closing Date under the Terms Agreement.

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

          Payment for the Securities that the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in [New York Clearing House (next day)] funds at the office of ________ at 10:00 A.M. on the Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on such Delivery Date in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to such Delivery Date.

          It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at such Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total principal amount of the Securities less the principal amount thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below, notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                              Yours very truly,


                              ______________________________
                                    (Name of purchaser)


                              By,___________________________
                                   (Title of Signatory)

                              ______________________________

                              ______________________________
                                  (Address of Purchaser)


Accepted, as of the above date,

EQUIFAX INC.


By_________________________________
  Name:
  Title:

                                                     ANNEX II (A)


                           EQUIFAX INC.
                           ("Company")

                         Debt Securities

                         TERMS AGREEMENT

                                                           , 19__

Equifax Inc.
1600 Peachtree Street, N.W.
Atlanta, Georgia 30309
Attention:

Dear Sirs:

     [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") to be issued under an indenture, dated _________, 19__, between the Company and ____________, as Trustee, on the following terms:

     Title:  [ %] [Floating Rate] [Senior] ]Subordinated] [Notes]
     [Debentures]
Due __

     Principal Amount:  [$]

Interest: [ % per annum, from ____, 19__, payable semiannually on ___________ and commencing ________________, 19__, to holders of record on the preceding ______ or _______ , as the case may be.]
[Zero coupon]

     MATURITY: _________, 19__.

     OPTIONAL REDEMPTION:

     SINKING FUND:

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE
UNDERWRITING AGREEMENT:  __ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE
UNDERWRITING AGREEMENT:  __ days.

     [CONVERSION PROVISIONS]:

     [Other Terms]

     DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be __________, 19__. Underwriters' fee is __% of the principal amount of the Contract Securities.]

     PURCHASE PRICE: _% of principal amount, plus accrued interest [, if any,] from __________, 19__.

     EXPECTED REOFFERING PRICE: _% of principal amount, subject to change by the undersigned.

                                                                       2
     CLOSING DATE: ________ A.M. on _________, 19__, at
___________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]




The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional
Underwriters.]

     The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

     The provisions of the Underwriting Agreement are incorporated herein by reference [IF APPROPRIATE. INSERT--, except that the obligations and agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

     The Securities will be made available for checking and packaging at the office of ______________ at least 24 hours prior to the Closing Date.

     [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

     [Please signify your acceptance of the foregoing by return wire not later than ___________P.M. today.]

                              Very truly yours,



                              [Insert name(s) of Representatives
                              or Underwriters] [On behalf of
                              [themselves][itself] and as
                              Representative[s] of the Several]
                              [As] Underwriters[s]

                              [By [Name of Representative]]

                                   By___________________________
                                      Name:
                                      Title:

                            SCHEDULE A


                                                    Principal
     Underwriter                                     Amount
     -----------                                    ---------

                                                    $____________












                                                    _________
     Total  . . . . . . . . . . . . . . . . . . .   [$]

                            SCHEDULE B

                            SCHEDULE C


To:  [Insert name(s) of Representatives
          or Underwriters]
          As [Representative[s] of the Several]
          Underwriter[s],
          [c/o [Name of Representative]]

          We accept the offer contained in your [letter] [wire], dated ____________, 19__, relating to [$]___________ principal amount of our [Insert title of Securities] (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                              Very truly yours,

                              EQUIFAX INC.

                              By________________
                                Name:
                                Title:

                                                     ANNEX 11 (B)

                           EQUIFAX INC.
                           ("Company")

                        Equity Securities

                         TERMS AGREEMENT

                                                           , 19__

Equifax Inc.
1600 Peachtree Street, N.W.
Atlanta, Georgia 30309

Attention:

Dear Sirs:

     [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we] [We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions of the Company attached hereto (the "Underwriting Agreement"), the following securities ("Securities") on the following terms:

     TITLE:  [Common Stock] [Preferred Stock, Series _______]

NUMBER OF SHARES TO BE ISSUED:     [____ shares]

     [For Preferred Stock:

VOTING RIGHTS:

     PREFERRED STOCK DIVIDENDS:  [cash dividends of $ to $   per
share payable quarterly in arrears on _______ __, ______ __, ______ __ and ______ __.]

     OPTIONAL REDEMPTION:

     MANDATORY REDEMPTION/SINKING FUND:

     LIQUIDATION PREFERENCE:  [$___ per share plus ______].

     NAME OF EXCHANGE OR MARKET: [New York Stock Exchange]
[NASDAQ National Market System] [American Stock Exchange]

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE
UNDERWRITING AGREEMENT: ___ days.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE
UNDERWRITING AGREEMENT: ___ days.

     [CONVERSION PROVISIONS]:

     [Other Terms]

     PRICE TO PUBLIC: $____ per share

     UNDERWRITING DISCOUNTS AND COMMISSION:

     PROCEEDS TO COMPANY:

     OVER-ALLOTMENT OPTION:

     CLOSING DATE: _______ A.M. on _______, 19__. at ________ in
New York [Clearing House (next day)] [Federal (same-day)] funds.

NAME OF TRANSFER AGENT AND REGISTRAR:

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

     [FOR COMMON STOCK:

     NAME OF EXCHANGE OR MARKET:   [New York Stock Exchange]
[NASDAQ National Market System] [American Stock Exchange]

     PERIOD DESIGNATED PURSUANT TO SECTION 4(G) OF THE
UNDERWRITING AGREEMENT: __ years.

     PERIOD DESIGNATED PURSUANT TO SECTION 4(I) OF THE
UNDERWRITING AGREEMENT: __ days.

     [Other Terms]

PRICE TO PUBLIC: $________per share

     UNDERWRITING DISCOUNTS AND COMMISSION:

     PROCEEDS TO COMPANY:

     OVER-ALLOTMENT OPTION:

CLOSING DATE:_________ A.M. on ___________, 19__, at
______________ in New York [Clearing House (next day)] [Federal
(same-day)] funds.

NAME OF TRANSFER AGENT AND REGISTRAR:

     [NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]]

     The respective shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     [IF APPROPRIATE, INSERT--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters.]

          The significant subsidiaries (as defined in Rule 405 under the Securities Act of 1933) of the Company are as follows:

          The provisions of the Underwriting Agreement are incorporated herein by reference [IF APPROPRIATE, INSERT--, except that the obligations and agreements set forth in Section 8 ("Defaulting Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].

          The Securities will be made available for checking and packaging at the office of ____________ at least 24 hours prior to the Closing Date.

          [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

          [Please signify your acceptance of the foregoing by
return wire not later than      P.M. today.]

                              Very truly yours.

                              [Insert name(s) of Representatives
                              or Underwriters] [On behalf of
                              [themselves][itself] and as
                              Representative[s] of the Several]
                              [As] Underwriters[s]

                              [By [Name of Representative]]

                                   By__________________________
                                     Name:
                                     Title:

                            SCHEDULE A

                                                    Number of
     Underwriter                                    Shares















                                                    _______
     Total  . . . . . . . . . . . . . . . . . . .

                            SCHEDULE B

                            SCHEDULE C


To:  [Insert name(s) of Representatives
          or Underwriters]
          As [Representative[s] of the Several]
          Underwriter[s],
          [c/o [Name of Representative]]

          We accept the offer contained in your [letter] [wire], dated ____, 19 , relating to _____________ shares of our [Insert title of Securities] (the "Terms Agreement"). We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned contained in Section 2 of the Underwriting Agreement Basic Provisions of the Company referred to in the Terms Agreement (together with the Terms Agreement, the "Underwriting Agreement"), are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been (or in the case of a form of prospectus filed pursuant to Rule 424(b)(2) or (5) there will be, as of the date of such prospectus) no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                              Very truly yours.


                              EQUIFAX INC.


                              By ______________________

                                 Name:
                                 Title:

            (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries (otherwise than as set forth or contemplated in the Prospectus or in a supplement thereto) or any change in or affecting, or any adverse development which affects, the business, properties, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated herein or in the Prospectus or in a supplement thereto.

               Subsequent to the execution and delivery of the Terms Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions the result of which, in the case of each of clauses (i)-(iv), makes it (or, in the case of clause (iv), the effect of international conditions on the financial markets in the United States shall be such that), in the judgment of the Representatives, impracticable or inadvisable to proceed with the delivery of the Securities.

               Subsequent to the execution and delivery of the Terms Agreement, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                              DRAFT

                  AS OF MARCH 1996 OCTOBER 1997


                       FORM I COMMON STOCK
                        PRIMARY OFFERINGS


                      Shares of Common Stock
                     FORM II - CORPORATE DEBT
                      - REGISTERED OFFERINGS


                        [NAME OF COMPANY]


                      UNDERWRITING AGREEMENT


                                        [Date]



BEAR, STEARNS & CO. INC.
[        ]
  as Representative[s] of the
several Underwriters named in Schedule I attached hereto
[c/o Bear, Stearns & Co. Inc.]
245 Park Avenue
New York, New York  10167

Dear Sirs:

          ________, a corporation organized and existing under the laws of ________ (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of ________ shares (the "[Firm] Shares") of its common stock, par value ____ per shares (the "Common Stock") [and, for the sole purpose of covering the principal amount of ________ (the "Securities"), to be issued under an indenture (the "Indenture" dated ________ between the Company and over allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional ________ shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares"] The Shares are more fully described in the Registration Statement referred to below. ________, as trustee (the "Trustee"), as follows:

          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters that: (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form ______ (No. 33-______), for the registration of the Sharecurities under the Securities Act of 1933, as amended (the "Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Securities Act (the "Regulations"), is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus". The term "preliminary prospectus" as used herein means a preliminary prospectus as described in Rule 430 of the Rules and Regulations. [Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of [Form S-3] [Form S-2] which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") [on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.***]]****

          (b) At the time of the effectiveness of the
Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission [,when any document filed under the Exchange Act is filed] ** andand at the Closing Date [and the Additional Closing Date, if any,] (as hereinafter [respectively] defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations [and the Exchange Act and the respective rules and regulations thereunder]***** and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or
_______________________

***/ To be used in connection with registration statements on Form S-3.
****/ To be used in connection with registration statements on Forms S-2 and S-3.
*****/ To be used in connection with registration statements on Forms S-2 and S-3.

necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading.****** When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Sharecurities or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations [and the Exchange Act and the respective rules and regulations thereunder]******* and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the RegisRegistration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter or the Trustee through you as herein stated expressly for use in connection with the preparation thereof. If Rule 434 is used, the Company will comply with the requirements of Rule 434.

               (s) The Company and its subsidiaries have good and marketable title to all real and material assets disclosed in the Registration Statement and Prospectus as being owned by them, free and clear of all liens, mortgages, claims, security interests or other encumbrances, except such as are disclosed in the Registration Statement and Prospectus and except for liens incurred in the ordinary course of business which do not materially effect the use or value thereof; property held under lease by the Company or its subsidiaries is held by them under valid, subsisting and binding leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its subsidiaries taken as a whole or as do not materially affect the value of such property as used by the Company or are not material in amount and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and its subsidiaries taken as a whole.

               (t) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income, franchise and sales tax returns and have paid all taxes shown thereon as

_________________________
******/ If the offering is registered on a Form S-2 registration statement and the Company elects to deliver its annual report to shareholders in lieu of including in the Prospectus certain disclosures, then additional representations might be appropriate.

*******/ To be used in connection with registration statements on Forms S-2 and S-3.

due, and the Company has no knowledge of any tax deficiency which has been asserted against the Company or any of its subsidiaries which would materially and adversely affect the business or properties of the Company and its subsidiaries, taken as a whole. To the Company's knowledge, tax liabilities in the aggregate are adequately provided for on the consolidated books of the Company. The Company has not received notice of any material proposed additional tax assessments against it or any of its subsidiaries.

               (u)  Neither the Company nor any of its
subsidiaries is in violation of any law, ordinance, governmental rule or regulation including, without limitation, federal, state and local rules and regulations relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively, "Environmental Laws") or court decree or order to which it or any of its property is subject, except for such violations which (individually or in the aggregate) do not or will not have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has obtained any permits, consents and authorizations required to be obtained by it under applicable laws, rules, ordinances or regulations including, without limitation, Environmental Laws and any such permits, consents and authorizations remain in full force and effect, except as to any of the foregoing the absence of which (individually or in the aggregate) will not have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole. There is no pending or, to the Company's or any of its subsidiaries' knowledge, threatened, action or proceeding against the Company or any of its subsidiaries alleging violations of any applicable laws, rules, ordinances or regulations including, without limitation, any Environmental Laws, other than any such actions or proceedings which, individually or in the aggregate, if adversely determined, is not reasonably likely to have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (v) No default or event of default with respect to any Indebtedness (as such term is defined in the Indenture) entitling the holders thereof to accelerate the maturity thereof exists or will exist as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and each of the Company and its subsidiaries has duly performed or observed all material obligations, agreements, covenants or conditions contained in any contract, indenture, mortgage, agreement or instrument relating to any Indebtedness.

               (w) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
(iii) access to assets1 is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (x) None of the Company, its subsidiaries or any affiliate of the Company or its subsidiaries is doing business with the government of Cuba or with any person or any affiliate located in Cuba.

               (y) Each of the Company and its subsidiaries maintains insurance of the types and in amounts generally deemed adequate for its business, including but not limited to, general liability insurance and insurance covering real and personal property owned or leased by the Company or any of its subsidiaries against theft, destruction, damage, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

               (z) Each of the Company and its subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by it as described in the Prospectus, and none of the Company or its subsidiaries has received any notice of infringement of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would, individually or in the aggregate, have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (aa) Each of the Company and its subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made or will have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Prospectus ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or its subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Prospectus and except where such revocation or modification would not, individually, or in the aggregate, have a material adverse effect on the business, prospects, properties, assets, operations, condition (financial or other), net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (bb)  The statistical and market-related data
included in the Prospectus are based or derived from sources which the Company and its subsidiaries believe to be reliable and accurate.

               (cc) None of the Company or its subsidiaries, or any agent acting on their behalf, has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

               (dd) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its subsidiaries which is pending or, to the knowledge of the Company or any of its subsidiaries, threatened.

               (ee) None of the Company or its subsidiaries has any liability for any prohibited transactions or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant. With respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA.

               (ff)  The Securities and the Indenture will
conform, in all material respects, to the descriptions thereof in the Prospectus.

               (gg) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will the Company be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) left with unreasonably small capital with which to carry on its business it is proposed to be conducted, (ii) unable to pay its debts (contingent and otherwise) as they mature or (iii) otherwise insolvent.

          [Where appropriate, include additional representations and warranties with respect to matters such as material contracts, patents, trademarks, franchises, permits, licenses, specific litigation, as needed] regulatory approvals, obligations under ERISA, environmental liability, labor matters, Exchange listing or NASDAQ/NMS quotation, change of auditors, etc.]

          2.   Purchase, Sale and Delivery of the Sharecurities.

               (a)  On the basis of the representations,
warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $________, the number of [Firm] Sharethe appropriate purchase price set forth in Schedule I hereto, the principal amount of the Securities set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 9 hereof.

               (b)  Payment of the purchase price for, and
delivery of certificates for, the Sharthe Securities shall be made at the office of [name and address], or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M. on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Rules and Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Sharecurities), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company [by certified or official bank check or checks drawn in federal funds or similar same day funds payable to the order of the Company] [by wire transfer in same day funds], against delivery to you for the respective accounts of the Underwriters of certificates for the Sharecurities to be purchased by them. Certificates for the Sharecurities shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

               [(c) In addition, the Company hereby grants to the Underwriters the option to purchase up to ________ Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

          The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to [insert the total number of Firm Shares being purchased from the Company], subject, however, to such adjustments to eliminate any fractional shares as you in you sole discretion shall make.

          Payment for the Additional Shares shall be made [by certified or official bank check or checks drawn in federal funds or similar same day funds, payable to the order of the Company] [by wire transfer in same day funds] at the offices of ________, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

          3. Offering. Upon your authorization of the release of the Firm SharSecurities, the Underwriters propose to offer the Sharecurities for sale to the public upon the terms set forth in the Prospectus.

          7.   Indemnification.

          11.  Effective Date of Agreement; Termination.

          (a) This Agreement shall become effective, upon the later of when (i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the initial public offering price or the purchase price per share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

               12.  Notices.  All communications hereunder,
except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: ________________; if sent to the Company, shall be mailed, delivered, or telegraphed and confirmed in writing to the Company, ________, Attention:_________________.

               13. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters and the Company and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

               14.  Governing Law. This Agreement shall be
governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.


          If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   [                    ]


                                   By __________________


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
[                              ]


BY ____________________________

On behalf of themselves and the other
Underwriters named in Schedule I hereto.

               The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by that Underwriter or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein; and provided further, that as to any Preliminary Prospectus or supplement thereto this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus or supplement thereto was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated by reference therein, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in a Preliminary Prospectus or supplement thereto or the Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any controlling person of that Underwriter.

               Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person.

               Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, the indemnified party shall notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 7, if, in the reasonable judgment of the Representatives, if there are legal defenses available to them which are different from or in addition to those available to such indemnifying party (it being understood that the Company shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than local counsel which shall be engaged only for purposes of appearing with such counsel in such jurisdictions in which such firm of attorneys is not licensed to practice)), and in that event the fees and expenses of such separate counsel shall be paid by the Company. Anything in this Section 7(c) to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

               If the indemnification provided for in this
Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein (other than by reason of the failure to give notice, as provided in the first sentence of
Section 7(c)), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint.

If any Underwriter defaults in the performance of its obligations under a Terms Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the number of shares or principal amount of Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule A to the Terms Agreement bears to the total number of shares or principal amount of the Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule A to the Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Securities on the Closing Date if the aggregate number of shares or principal amount of the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares or principal amount of the Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares or principal amount of Securities set forth opposite its name on Schedule A to the Terms Agreement. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the number of shares or principal amount which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 10.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or any supplement thereto or in any other document or arrangement.
its pro rata share of

                            SCHEDULE I



                           Number of [Firm]



Description of Securities:_______________________________________


                                           Principal Amount of
Name of Underwriter                        Sharecurities to be
                                           Purchased

Bear, Stearns & Co. Inc.




      Total Aggregate Principal Amount . . . . . . . . . . . .

                           SCHEDULE II


   [Names of sharnoteholders subject to the lock-up provision]